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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 20, 2005




                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



            Indiana                       0-21719              35-1929476
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation or organization)       File Number)       Identification No.)


         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------

              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, 2005, Steel Dynamics, Inc. issued a press release titled "Steel Dynamics Reports Strong Year-Over-Year First Quarter Results" containing information about the company's results of operations for the three months ended March 31, 2005. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith and attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     ( c )    Exhibits.

              Exhibit Number     Description
              --------------     ------------
              99.1               A press release dated April 20, 2005 titled
                                 "Steel Dynamics Reports Strong Year-Over-Year
                                 First Quarter Results"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                            STEEL DYNAMICS, INC.

                                            /s/ Theresa E. Wagler
                                            ---------------------
Date:  April 20, 2005                       By: Theresa E. Wagler
                                            Title: Assistant Secretary